SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                              [Amendment No. ____]

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Check the appropriate box:
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|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            Cambridge Holdings, Ltd.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

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               Not applicable
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          3.   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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          1.   Amount Previously Paid: Not applicable
                                       -----------------------------------------
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                                                             -------------------
          3.   Filing Party: Not applicable
                             ---------------------------------------------------
          4.   Date Filed:  Not applicable
                            ----------------------------------------------------

                            Cambridge Holdings, Ltd.
                           106 S. University Blvd. #14
                             Denver, Colorado 80209


                    Notice Of Annual Meeting Of Shareholders


To the Shareholders:

     The annual meeting of shareholders of Cambridge Holdings, Ltd. (the "Company"), will be held at 3:00 P.M., local time, on June 25, 2002, at 1660 Lincoln Street, Ste. 1900, Denver, Colorado, for the following purpose:

     1.   To elect four directors to serve one-year terms;

     2.   To approve the 1999 Stock Option Plan;

     3.   To approve the 2001 Stock Incentive Plan; and

     4. To transact any other business that may properly be discussed at the meeting or at any subsequent meeting if the annual meeting has to be postponed or adjourned.

     You may vote if you are a shareholder of record on May 28, 2002. A list of shareholders entitled to vote at the annual meeting will be available for inspection by shareholders of record during business hours at the principal offices of the Company during the ten day period prior to the annual meeting and will also be available at the annual meeting.

     Your Board of Directors unanimously recommends that you vote to adopt the above proposals, which are described in detail in the accompanying Proxy Statement.

     It is important your shares be represented and voted at the annual meeting. The management of the Company hopes that you will be able to attend the annual meeting in person. If you are unable to attend, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed reply envelope. If your shares are held in "street name" by your broker or other nominee, only that holder can vote your shares. You should follow the directions provided by them regarding how to instruct them to vote your shares.

                                             By Order Of the Board of Directors:


May 28, 2002                                  Jeffrey G. McGonegal
                                              Secretary

                            Cambridge Holdings, Ltd.
                           106 S. University Blvd. #14
                             Denver, Colorado 80209

                                 Proxy Statement

                                Table of Contents

General Information for Shareholders........................................1

Proposal 1:  Election Of Directors..........................................2

Proposal 2:  Approval of 1999 Stock Option Plan.............................6

Proposal 3:  Approval of 2001 Stock Incentive Plan..........................9

Security Ownership.........................................................13
Independent Public Accountants.............................................15
Stockholder Proposals For The Next Annual Meeting..........................15
Where You Can Find More Information........................................15
Other Matters..............................................................16

                      General Information For Shareholders

     We are mailing this proxy statement to you, on or about May 29, 2002. Together with this document, we are also sending to you a notice of the annual meeting and a form of proxy that our Board is soliciting for use at the annual meeting. The annual meeting of shareholders will be held on June 25, 2002 at 3:00 p.m., local time. Your vote is very important.

Who Can Vote
------------

     Record holders of the common stock on May 28, 2002 may vote at the annual meeting. On the record date, there were 3,029,870 shares of common stock outstanding.

How To Vote
-----------

     You are entitled to cast one vote for each share of common stock you own on the record date. Shares represented by a proxy marked "abstain" on any matter will be considered present at the annual meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote against the matter.

     The shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares), or a proxy in which authority to vote for any matter considered is withheld, will be considered present at the annual meeting for purposes of determining a quorum, but will have no effect on the vote.

     All shares that have been properly voted and not revoked will be voted at the annual meeting in accordance with your instructions. If you sign your proxy, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by our Board.

     If any other matters are properly presented at the annual meeting for consideration, the persons named in the enclosed proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the annual meeting.

Vote Required
-------------

     The vote required for each proposal is set forth in the discussion of each proposal under the caption entitled, "Vote Required."

Costs Of Solicitation
---------------------

     We will pay for preparing, printing and mailing this proxy statement. Our regular employees or other representatives without additional compensation by us may solicit proxies personally or by telephone. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to beneficial owners.

                        Proposal 1: Election of Directors

     The current members of the Board of Directors are John H. Altshuler, Jeffrey G. McGonegal, Scott Menefee and Gregory Pusey. Each of the current directors has been nominated for election to the Board of Directors to serve for a term of one year until the next annual meeting of shareholders or until his successor is elected and qualified. If any nominee is unable to serve as a director at the time of the annual meeting, your proxy will be voted for the election of another person the Board may nominate in his or her place, unless you indicate otherwise.

Vote Required

     The four candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.

     The Board of Directors recommends a vote for the election of these nominees for election as directors.

Information About The Nominees To The Board Of Directors

     Please review the following information about the nominees for election to the Board of Directors.

     John H. Altshuler, age 70, is a medical doctor with a specialty in hematology and an inventor. He maintains a laboratory and a private medical practice and has served as a medical consultant since 1965. Dr. Altshuler graduated from McGill University in 1959 with a doctorate in medicine. Dr. Altshuler became a director of the Company in 1991.

     Jeffrey G. McGonegal, age 51, has served as Senior Vice President- Finance of Advanced Nutraceuticals, Inc. since February 2000. Since 1997, Mr. McGonegal has also served as Managing Director of McGonegal and Co., a company engaged in providing accounting and business consulting services. From 1974 to 1997, Mr. McGonegal was an accountant with BDO Seidman LLP. While at BDO Seidman, LLP, Mr. McGonegal served as managing partner of the Denver, Colorado office. Mr. McGonegal is a member of the Board of Directors of The Rockies Venture Club, Inc. and Colorado Venture Centers, Inc. He received a BA degree in accounting from Florida State University. Mr. McGonegal became a director of the Company in 2000. Mr. McGonegal also serves as Vice President-Finance and Secretary of the Company.

     Scott Menefee, age 36, is the Director of Real Estate Development for Opus Northwest, LLC, a large commercial real estate development firm. Prior to his current position, he served as a Leasing Manager for Vector Property Services, LLC. From 1992 through early 1997. Mr. Menefee was a Leasing Manager for Brookfield Development. Mr. Menefee graduated from Southern Methodist University with a MBA in 1989. Mr. Menefee has served as a director of the Company since 1993.

     Gregory Pusey, age 49, has served as the president and director of Advanced Nutraceuticals, Inc., a manufacturer of nutraceuticals and liquid pharmaceutical products. Mr. Pusey graduated from Boston College in 1974 with a BS in finance. Mr. Pusey is also the president of Livingston Capital, Ltd., a venture capital and business-consulting firm. Mr. Pusey became a director of the Company in 1982. Mr. Pusey also serves as President and Chief Executive Officer of the Company.

Relevant Business Relationships And Related Transactions

     Pursuant to an oral agreement with Livingston, which is an affiliate of Gregory Pusey, we pay $750 per month to Livingston for rent and certain administrative expenses. We believe that these arrangements have been at least as favorable as could be obtained with a non-affiliated party.

     During January 2002, we made a $250,000 loan to Advanced Nutraceuticals, Inc. ("ANI"). The note bears interest at 7% per annum, matures in one year and is convertible at our option into shares of ANI common stock at $1.00 per share. ANI also issued a warrant to us pursuant to which we may acquire 50,000 shares of ANI common stock at $1.00 per share through June 2004. We also own 126,913 shares of ANI common stock which we have acquired through open-market purchases at then prevailing market prices. Greg Pusey and Jeff McGonegal, officers and directors of our company, are also officers of ANI and Mr. Pusey is also a director of ANI. The loan was approved by the disinterested members of our Board and our Board believes that the terms are at least favorable as could have been obtained from an unaffiliated party.

     In December 2001, we finalized an agreement to acquire securities of AspenBio, Inc. for $600,000. We received 1,000,000 shares (which constitutes approximately 11% of the outstanding common stock of AspenBio) and 360,000 warrants to purchase AspenBio common stock exercisable at $1.00 per share to January 1, 2007. At our direction, our directors and officers and consultants received an aggregate of 470,000 warrants to purchase AspenBio common stock with the same terms. Our officers and directors received warrants to purchase shares of AspenBio common stock as follows: John H. Altshuler, 10,000 shares; Jeff McGonegal, 60,000 shares; Scott Menefee, 10,000 shares; and Gregory Pusey, 150,000 shares.

Board of Directors Meetings

     Our Board held two meetings in person or by consent during the fiscal year ended June 30, 2001. None of the incumbent directors attended fewer than 75% of the aggregate number of meetings of the Board of Directors that were held during the period that they served. Our directors receive $150 for each Board meeting they attend.

Compliance With Section 16(a) Reporting Requirements

     Based solely on our review of copies of Section 16(a) reports filed by officers, directors and greater than 10% shareholders with the Securities and Exchange Commission, which have been received by us and written representations from these persons that no other reports were required for those persons, we believe that all filing requirements applicable to those persons were complied with for the fiscal year ended June 30, 2001, except for a Form 5 filed late by Gregory Pusey reporting purchases of our stock.

Executive Compensation

     The following table sets forth certain information regarding compensation paid by us to our chief executive officer during the fiscal years ended June 30, 2001, 2000 and 1999. No executive officer received a total annual salary and bonus of more than $100,000 during the past three fiscal years.

Summary Compensation Table


                                            ANNUAL COMPENSATION                        AWARDS                        PAYOUTS
                                  -----------------------------------     ----------------------------      --------------------


   Name and Principal             Salary                 Other Annual     Restricted                        LTIP     All other
        Position         Year     ($)(1)        Bonus    Compensation     Stock Awards    Options/SARs     Payouts  Compensation
---------------------    ----     ------        -----    ------------     ------------    ------------     -------  ------------

Gregory Pusey            2001     60,000          0            0               0                0             0        5,207
President                2000     60,000          0            0               0                0             0        5,207
                         1999     60,000          0            0               0           30,000             0        4,927

----------------
(1) The dollar value of base salary (cash) received. (No non-cash base salary was paid during the period covered by the Table). Mr. Pusey's current salary is $60,000 per year.

(2) All other compensation received that we have not properly reported in any other column of the Table. During the period covered by the Table, we did not make any contributions or other allocations to any defined contribution plans. The amount shown for the year ended June 30, 2001 is health insurance premiums of $5,207 paid on Mr. Pusey's behalf. The amount shown for the year ended June 30, 2000 is health insurance premiums of $5,207. The amount shown for the year ended June 30, 1999 is health insurance premiums for $4,924. Mr. Pusey is also provided the use of a vehicle.

Option Exercises and Year-End Values

     The following table shows option exercises by our executive officers during the fiscal year ended June 30, 2001 and the number and value of unexercised options at June 30, 2001.

                                                                                                     Value of
                                                                                                    Unexercised
                                                                       Number of                   In-the-Money
                                Number of                         Unexercised Options               Options at
                              Shares Under-        Value            At Year End (#)                Year End ($)
                              Lying Options       Realized           Exercisable/                  Exercisable/
          Name                Exercised (#)         ($)             Unexercisable                Unexercisable(1)
-------------------------------------------------------------------------------------------------------------------
Gregory Pusey                       0                0                 0/30,000                        0/0
Jeffrey McGonegal                   0                0                 0/0                             0/0

--------------------
The table above does not include options granted in October 2001 pursuant to the 2001 Stock Incentive Plan discussed in Proposal 3.

                 Proposal 2: Approval of 1999 Stock Option Plan

     You are asked to consider an adoption of our 1999 Stock Option Plan. The following is a summary of the proposed 1999 Stock Option Plan.

Vote Required

     The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is required for approval of the 1999 Plan.

     The Board of Directors recommends a vote FOR approval of the Plan.

Purpose

     The purpose of the 1999 Plan is to promote the interests of the Company and our shareholders by:

     o    Attracting and retaining key employees;

     o Providing participants a significant stake in the performance of the Company; and

     o Providing an opportunity for participants to increase their holdings of common stock.

Administration

     The 1999 Plan is administered by the option committee. The option committee consists of the Board or a committee of the Board, as the Board may from time to time designate, composed of not less than two members of the Board, each of whom shall be a director who is not employed by us. The option committee currently consists of the full Board. The option committee has the authority to select employees and consultants to receive awards, to determine the number of shares of common stock covered by awards, and to set the terms and conditions of awards. The option committee has the authority to establish rules for the administration of the 1999 Plan, and its determinations and interpretations are binding.

Eligible Participants

     o Any employee or officer (including executive officers) of the Company, including any of its subsidiaries will be eligible for a stock option grant under the 1999 Plan if selected by the option committee. We currently have only one employee, Gregory Pusey, our President.

     o Any consultant to us, including directors, will also be eligible to receive option grants under the 1999 Plan if authorized by the option committee.

Shares Authorized

     There are 60,000 shares authorized. There are currently outstanding options to purchase up to 60,000 shares, which have been granted subject to approval of shareholders of the 1999 Plan. All of these options were granted on April 16, 1999. Of the options to purchase up to 60,000 shares, options to purchase 10,000 shares were granted to each of John H. Altshuler, Scott L. Menefee, and Donald
E. Yager, who were then directors, and options to purchase up to 30,000 shares were granted to Gregory Pusey, President and Director. The options granted to Dr. Altshuler and Messrs. Menefee and Yager are exercisable at $.47 per share, the fair market value of our common stock on the date of grant. The options granted to Mr. Pusey are exercisable at $.52 per share, which represented 110% of the fair market value of our common stock on the date of grant. All of the options are exercisable upon shareholder approval of the 1999 Plan through April 15, 2004. The options will terminate earlier if the optionee's status as an employee or consultant is discontinued. All options granted pursuant to the 1999 Plan were granted at the fair market value of common stock on the respective dates of grant. If any option grant expires or terminates, all shares which were not issued under the option grant will become available for additional awards under the 1999 Plan.

Types of Options

     The 1999 Plan was designed to permit the option committee to grant stock options that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code or options that do not so qualify -- "non-incentive stock options."

     All options granted will be subject to the following:

     o The exercise price must be paid at the time the option is exercised in either cash or other shares of common stock.

     o The option committee will determine the vesting schedule of options granted under the 1999 Plan and may also impose additional conditions on exercise, including performance goals.

     o Unless otherwise provided by the Option Committee, options are not exercisable for at least six months after they are granted, and they cannot be exercised more than ten years after grant.

Federal Income Tax Consequences

     The following is a summary of the principal U.S. federal income tax consequences generally applicable to option grants under the 1999 Plan:

     o The grant of an option is not expected to result in any taxable income for the recipient.

     o The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option if certain requirements are met. However, liability may arise for alternative minimum tax. We will not be entitled to a tax deduction when an incentive stock option is exercised.

     o Upon exercise of a Non-incentive stock option, the holder will recognize ordinary income equal to the difference between the fair market value of shares of common stock acquired and the exercise price. We will be entitled to a tax deduction for the same amount.

     o The tax consequences upon a sale of shares acquired in an exercise of an option will depend on how long the shares were held prior to sale, and upon whether such shares were acquired in the exercise of an incentive stock option or non-incentive stock option.

     o If shares acquired upon exercise of an incentive stock options are held for at least one year after exercise and two years from the date that the incentive stock options were granted, the holder will recognize long-term capital gain or loss in an amount equal to the difference between the option exercise price and the sale price of shares. If the shares are not held for that period, gain on the sale of shares may be treated as ordinary income.

     o Any gain realized upon the sale of shares acquired in the exercise of a non-incentive stock options for an amount greater than their fair market value on the date of exercise, will be capital gain and any loss will be capital loss. Generally, there will be no tax consequences to us in connection with the disposition of shares acquired in the exercise of an option, except that we may be entitled to a tax deduction in the case of a sale of incentive stock option shares before the holding periods described above have been satisfied.

Common Stock Grants

     In addition to stock options, we may also offer a participant a right to purchase shares of common stock subject to such restrictions and conditions as the Option Committee may determine at the time of grant. Such conditions may include, but are not limited to, continued employment of the achievement of specified performance goals or objectives. No restricted common stock has been issued pursuant to the 1999 Plan.

Adjustments

     Certain corporate transactions or events such as stock splits, recapitalizations, spin-offs, mergers, etc., may directly affect the number of outstanding shares and/or the value of the outstanding common stock. If such transactions occur, the option committee may adjust the number of shares that may be granted under the 1999 Plan, as well as the limits on individual option grants. The option committee may adjust the number of shares and the exercise price under outstanding options, and may make other adjustments, which are thought to be in our best interests.

Transferability

     Options granted under the 1999 Plan may not be transferred except:

     o    By will or the laws of descent and distribution; or

     o Pursuant to a qualified domestic relations order or the Employee Retirement Income Security Act.

Amendments

     The Board may amend or terminate the 1999 Plan at any time. No amendment, however, may:

     o Increase the number of shares reserved for option grants without shareholder approval;

     o    Impair the right of a holder under an option previously granted; or

Term

     The 1999 Plan will continue until April 15, 2009, unless abandoned or terminated at an earlier time.

                Proposal 3: Approval of 2001 Stock Incentive Plan

     You are asked to consider an adoption of our 2001 Stock Incentive Plan. The following is a summary of the proposed 2001 Stock Incentive Plan.

Vote Required

     The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is required for approval of the 2001 Plan.

     The Board of Directors recommends a vote FOR approval of the 2001 Plan.

Purpose

     The purpose of the 2001 Plan is to promote the interests of the Company and our shareholders by:

     o    Attracting and retaining key employees;

     o Providing participants a significant stake in the performance of the Company; and

     o Providing an opportunity for participants to increase their holdings of common stock.

Administration

     The 2001 Plan is administered by the option committee. The option committee consists of the Board or a committee of the Board, as the Board may from time to time designate, composed of not less than two members of the Board, each of whom shall be a director who is not employed by us. The option committee currently consists of the full Board. The option committee has the authority to select employees and consultants to receive awards, to determine the number of shares of common stock covered by awards, and to set the terms and conditions of awards. The option committee has the authority to establish rules for the administration of the 2001 Plan, and its determinations and interpretations are binding.

Eligible Participants

     o Any employee or officer (including executive officers) of the Company, including any of its subsidiaries will be eligible for a stock option grant under the 2001 Plan if selected by the option committee. We currently have only one employee, Gregory Pusey, our President.

     o Any consultant to us, including directors, will also be eligible to receive option grants under the 2001 Plan if authorized by the option committee.

Shares Authorized

     There are 650,000 shares authorized. There are currently outstanding options to purchase up to 430,000 shares, which have been granted subject to approval of shareholders of the 1999 Plan. Of the options to purchase up to 430,000 shares, options to purchase 40,000 shares were granted to each of John
H. Altshuler and Scott L. Menefee, directors, options to purchase up to 100,000 shares were granted to each of Gregory Pusey, President and Director, and Jeffrey G. McGonegal, Senior Vice President-Finance and Secretary, and options to purchase up to 150,000 shares were granted to Thomas R. Weinberger, a consultant to the Company. The options granted to Dr. Altshuler and Messrs. Menefee and Yager are exercisable at $.47 per share, the fair market value of our common stock on the date of grant. The options granted to Mr. Pusey are exercisable at $.52 per share, which represented 110% of the fair market value of our common stock on the date of grant. All of the options to the officers and directors are exercisable upon shareholder approval of the 1999 Plan through April 15, 2004. The options granted to Mr. Weinberger are exercisable at $.375 per share, the fair market value of our common stock on the date of grant. Mr. Weinberger's options are exercisable upon shareholder approval of the 2001 Plan through November 27, 2005. Each of the options granted will terminate earlier than the termination date if the optionee's status as an employee or consultant is discontinued. If any option grant expires or terminates, all shares which were not issued under the option grant will become available for additional awards under the 2001 Plan.

Types of Options

     The 2001 Plan was designed to permit the option committee to grant stock options that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code or options that do not so qualify -- "non-incentive stock options."

     All options granted will be subject to the following:

     o The exercise price must be paid at the time the option is exercised in either cash or other shares of common stock.

     o The option committee will determine the vesting schedule of options granted under the 2001 Plan and may also impose additional conditions on exercise, including performance goals.

     o Unless otherwise provided by the option committee, options are not exercisable for at least six months after they are granted, and they cannot be exercised more than ten years after grant.

Federal Income Tax Consequences

     The following is a summary of the principal U.S. federal income tax consequences generally applicable to option grants under the 2001 Plan:

     o The grant of an option is not expected to result in any taxable income for the recipient.

     o The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option if certain requirements are met. However, liability may arise for alternative minimum tax. We will not be entitled to a tax deduction when an incentive stock option is exercised.

     o Upon exercise of a Non-incentive stock option, the holder will recognize ordinary income equal to the difference between the fair market value of shares of common stock acquired and the exercise price. We will be entitled to a tax deduction for the same amount.

     o The tax consequences upon a sale of shares acquired in an exercise of an option will depend on how long the shares were held prior to sale, and upon whether such shares were acquired in the exercise of an incentive stock option or non-incentive stock option.

     o If shares acquired upon exercise of an incentive stock options are held for at least one year after exercise and two years from the date that the incentive stock options were granted, the holder will recognize long-term capital gain or loss in an amount equal to the difference between the option exercise price and the sale price of shares. If the shares are not held for that period, gain on the sale of shares may be treated as ordinary income.

     o Any gain realized upon the sale of shares acquired in the exercise of a non-incentive stock options for an amount greater than their fair market value on the date of exercise, will be capital gain and any loss will be capital loss. Generally, there will be no tax consequences to us in connection with the disposition of shares acquired in the exercise of an option, except that we may be entitled to a tax deduction in the case of a sale of incentive stock option shares before the holding periods described above have been satisfied.

Common Stock Grants

     In addition to stock options, we may also offer a participant a right to purchase shares of common stock subject to such restrictions and conditions as the Option Committee may determine at the time of grant. Such conditions may include, but are not limited to, continued employment of the achievement of specified performance goals or objectives. No restricted common stock has been issued pursuant to the 2001 Plan.

Adjustments

     Certain corporate transactions or events such as stock splits, recapitalizations, spin-offs, mergers, etc., may directly affect the number of outstanding shares and/or the value of the outstanding common stock. If such transactions occur, the option committee may adjust the number of shares that may be granted under the 2001 Plan, as well as the limits on individual option grants. The option committee may adjust the number of shares and the exercise price under outstanding options, and may make other adjustments, which are thought to be in our best interests.

Transferability

     Options granted under the 2001 Plan may not be transferred except:

     o    By will or the laws of descent and distribution; or

     o Pursuant to a qualified domestic relations order or the Employee Retirement Income Security Act.

Amendments

     The Board may amend or terminate the 2001 Plan at any time. No amendment, however, may:

     o Increase the number of shares reserved for option grants without shareholder approval;

     o    Impair the right of a holder under an option previously granted; or


Term

     The Plan will continue until October 4, 2011, unless abandoned or terminated at an earlier time.

                               Security Ownership

     The following table sets forth, as of May 7, 2002, the ownership of our common stock held by:

     (1) Each person who owns of record or who is known by us to own beneficially more than 5% of such stock;

     (2)  Each of the directors and nominees for election as directors;

     (3)  Each of the current executive officers; and

     (4)  All of our directors and executive officers as a group.

     The number of shares and the percentage of the class beneficially owned by the persons named in the table and by all directors and executive officers as a group, includes, in addition to shares actually issued and outstanding, unissued shares which are subject to issuance upon exercise of certain options or warrants described in the notes of the table.


                                                                   Percentage of
         Beneficial Owner                 Number of Shares Owned    Ownership
-------------------------------------     ----------------------   -------------
E. Jeffrey Peierls                             482,037(1)               15.9%
73 S. Holman Way
Golden, CO  80401

Brian Peierls
2903 Creeks Edge Parkway                       398,824(2)               13.2%
Austin, TX  78733

The Peierls Foundation                         179,813                   5.9%
c/o U.S. Trust Company of N.Y.
114 West 47th Street
New York, NY  10036

Cede & Co.                                     452,257                  14.9%
P.O. Box 222
New York, NY  10274


John H. Altshuler                               50,000(3)                1.6%
18 Blue Heron Drive West
Littleton, CO  80121

Scott Menefee                                   90,000(3)                2.9%
971 Garfield Street
Denver, CO  80206

Gregory Pusey                                1,729,618(4)               54.7%
106 S. University Blvd., #14
Denver, CO  80209

Jeffrey G. McGonegal                           100,000(5)                3.2%
1905 W. Valley Vista Drive
Castle Rock, CO  80104

All Officers and Directors as a              1,969,618(3)(4)(5)         58.6%
Group (4 Persons)

--------------------------------
(1) Also includes the 179,813 shares held by The Peierls Foundation as Jeffrey Peierls is a trustee.

(2) Includes 38,500 shares owned by the two minor sons of Brian Peierls. Also includes the 179,813 shares held by The Peierls Foundation as Brian Peierls is a trustee.

(3) Include options which are not currently exercisable to purchase 10,000 shares that have been granted under the 1999 Plan and 40,000 shares that have been granted under the 2001 Plan.

(4) Includes 18,604 shares owned jointly by Mr. Pusey with his wife, and an aggregate of 96,411 shares owned by Mrs. Pusey, individually or as custodian for their minor children. Also includes options which are not currently exercisable to purchase 30,000 shares that have been granted under the 1999 Plan and 100,000 shares that have been granted under the 2001 Plan.

(5) Include options which are not currently exercisable to purchase 100,000 shares that have been granted under the 2001 Plan.

                         Independent Public Accountants

     On February 24, 2000, we engaged AJ. Robbins, P.C. as the principal accountant to audit our financial statements for the fiscal year ending June 30, 2000. BDO Seidman LLP resigned as of that date. The decision to change accountants was recommended by the audit committee of the Board.

     BDO Seidman LLP's Report on our financial statements for either of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles. We do not believe that there were any disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during those past two fiscal years, which, if not resolved to BDO Seidman LLP's satisfaction, would have caused BDO Seidman LLP to make reference to the subject matter of the disagreement(s) in connection with its reports. BDO Siedman LLP furnished a letter to the SEC stating that it agreed with these statements.

     A representative of AJ. Robbins, P.C. is expected to be present at the annual meeting and available to respond to appropriate questions. Although the firm has indicated that no statement will be made, an opportunity for a statement will be provided. Management has not made an appointment of auditors for the fiscal year ending June 30, 2002.

                Stockholder Proposals For The Next Annual Meeting

     Any proposal to be presented at the next annual meeting of shareholders must be received by us, directed to the attention of the Secretary, no later than September 30, 2002 in order to be included in our proxy statement and form of proxy for that meeting.

                       Where You Can Find More Information

     A copy of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001, has been enclosed with this proxy statement. An additional copy is available to each record and beneficial owner of our securities without charge upon written request to the Secretary at 106 S. University Blvd., #14, Denver, Colorado 80209.

                                  Other Matters

     The Board of Directors knows of no business that will be presented at the annual meeting other than that described above. If any matters other than those referred to above should properly come before the annual meeting, the persons designated by the Board of Directors to serve as proxies intend to vote such proxies in accordance with their best business judgment.

                                         By Order of the Board of Directors


                                         /s/ Jeffrey G. McGonegal
                                         ------------------------
                                         Jeffrey G. McGonegal
                                         Secretary

May 28, 2002

                            CAMBRIDGE HOLDINGS, LTD.
                           106 S. UNIVERSITY BLVD. #14
                             DENVER, COLORADO 80209

                    Proxy For Annual Meeting Of Shareholders

     The undersigned hereby appoint Gregory Pusey and Jeffrey G. McGonegal, or either of them, as Proxies or __________________________ (shareholder may strike the Proxy Committee designated by management and insert the name and address of another person(s))with power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of the Shareholders of Cambridge Holdings, Ltd. (the "Company") to be held at 3:00 p.m. (local time) on June 25, 2002 at 1660 Lincoln Street, Ste. 1900, Denver, Colorado, or any adjournment or postponement thereof, on the following matters:

1.   ELECTION OF DIRECTORS

     NOMINEES: John H. Altshuler, Jeffrey G. McGonegal, Scott Menefee, Gregory Pusey.

     FOR all Nominees           WITHHELD for all Nominees
                      ------                              ------
     FOR, except for the following Nominee(s):


2.   APPROVAL OF THE 1999 STOCK OPTION PLAN

               FOR                       AGAINST                    ABSTAIN
     ---------                  --------                  ---------

3.   APPROVAL OF THE 2001 STOCK INCENTIVE PLAN.

               FOR                       AGAINST                    ABSTAIN
     ---------                  --------                  ---------

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     Unless contrary instructions are given, the shares represented by this Proxy will be voted for the election of all nominees for directors and for the proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CAMBRIDGE HOLDINGS, LTD. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

     Please sign exactly as shown on your stock certificate and on the envelope in which this Proxy was mailed. When signing as Partner, Officer, Trustee, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.


                                  Signature(s):
                                             -----------------------------------

                                  Signature(s):
                                             -----------------------------------

                                  Date:
                                       -----------------------------------------

                   ===========================================
                         APPENDIX A - STOCK OPTION PLAN
                   ===========================================


                            CAMBRIDGE HOLDINGS, LTD.

                             1999 STOCK OPTION PLAN


     This 1999 Stock Option Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Cambridge Holdings, Ltd. and related companies.

     1.   Definitions.
          ------------

     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

          Board: The Board of Directors of Cambridge Holdings, Ltd.
          -----

          Change in Control:
          ------------------
          (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

          Code:  The Internal Revenue Code of 1986, as amended.
          ----

          Common Stock:
          ------------
          The $.025 par value Common Stock of Cambridge Holdings, Ltd.

          Company:
          -------
          Cambridge Holdings, Ltd., a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

          Consultant:
          ----------
          A Consultant is any person, including any advisor, engaged by the Company or any Related Company to render consulting services and may include members of the Board.

          Continuous Status as an Employee or Consultant:
          -----------------------------------------------
          The employment by, or relationship as a Consultant with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted due to personal or other mitigating circumstances.

          Date of Grant:
          -------------
          The date on which an Option is granted under the Plan.

          Employee:
          --------
          An Employee is an employee of the Company or any Related Company.

          Exchange Act:
          ------------
          The Securities Exchange Act of 1934, as amended.

          Exercise Price:
          --------------
          The price per share of Common Stock payable upon exercise of an Option.

          Fair Market  Value:
          ------------------
          The Fair Market Value of the Option Shares. Such Fair Market Value as of any date shall be reasonably determined by the Option Committee; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall be the officially quoted closing price, if available, through The Nasdaq Stock Market, Inc. (including the Electronic Bulletin Board system operated by Nasdaq), or a stock exchange, or if no officially quoted closing price is available, the representative closing bid price, on the date in question. In the event there is no officially quoted closing price or bid price or the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Option Committee after such consultation with outside legal, accounting and other experts as the Board or the Option Committee may deem advisable, and the Board or the Option Committee shall maintain a written record of its method of determining such value.

     Incentive Stock Options  ("ISOs"):
     ---------------------------------
          "Incentive Stock Options" as that term is defined in Section 422 of the Code.

          Non-Incentive Stock Options ("Non-ISOs"):
          -----------------------------------------
          Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code.

          Offeree:
          -------
          An Employee or Consultant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

          Option:
          ------
          The rights granted to an Employee or Consultant to purchase Common Stock pursuant to the terms and conditions of an Option Agreement.

          Option  Agreement:
          -----------------
          The written agreement (and any amendment or supplement thereto) between the Company and an Employee or Consultant designating the terms and conditions of an Option.

          Option Committee:
          -----------------
          The Plan shall be administered by the Option Committee which shall consist of the Board or a committee of the Board as the Board may from time to time designate composed of not less than two members of the Board who are not employees of the Company or a Related Company.

          Option  Shares:
          --------------
          The shares of Common Stock underlying an Option granted to an Employee or Consultant.

          Optionee:
          --------
          An Employee or Consultant who has been granted an Option.

          Participant:
          -----------
          An Employee or Consultant who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

          Purchase  Price:
          ---------------
          The Purchase Price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

          Related  Company:
          ----------------
          Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Option Committee.

          Restricted Stock:
          -----------------
          The shares of Common Stock issued pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

          Right to  Purchase:
          ------------------
          A right to purchase Restricted Stock granted to an Offeree pursuant to
     Section 15 hereof.

          Rule 16b-3:
          -----------
          Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act.


     2.   Purpose and Scope.
          -----------------

     (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Employees and Consultants an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

     (b) This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Employees and Consultants selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.


     3.   Administration  of the  Plan.
          ----------------------------

     The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan.

     In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and Offerees, shall determine (i) the number of shares of Common Stock to be subject to each Option and Right to Purchase, (ii) the time at which each Option or Right to Purchase is to be granted, (iii) whether an Option or Right to Purchase shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the Exercise Price for the Option Shares, (v) the Purchase Price of Restricted Stock, (vi) the option period, and
(vii) the manner in which the Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option and Right to Purchase as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option and the form of Stock Purchase Agreement to evidence each Right to Purchase.

     The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

     All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, Consultants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

     4.   The Common Stock.
          -----------------

     The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options and Rights to Purchase with respect to, a total number, not in excess of 60,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 16 shall be substituted for the 60,000 shares or into which such 60,000 shares shall be adjusted. All or any unsold shares subject to an Option or Right to Purchase that for any reason expires or otherwise terminates may again be made subject to Options or Rights to Purchase under the Plan. No person may be granted Options or Rights to Purchase under this Plan covering in excess of an aggregate of 60,000 Option Shares and shares of Restricted Stock in any calendar year, subject to adjustments in connection with Section 16.


     5.   Eligibility.
          ------------

     Options which are intended to qualify as ISOs will be granted only to Employees. Employees and Consultants may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Rights to Purchase under the Plan.


     6.   Option Price.
          -------------

     The Exercise Price for the Option Shares shall be established by the Option Committee or shall be determined by a method established by the Option Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant, or the date on which the Optionee is hired or promoted (or similar event), if the Date of Grant occurs not more than 90 days after the date of such hiring, promotion or other event.


     7.   Duration and Exercise of Options.
          --------------------------------

     (a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length. Except as otherwise provided herein or as determined by the Option Committee, no Option shall be exercised for the period of one year following the Date of Grant; provided, however, that this limitation shall not apply to the exercise of an Option pursuant to the terms of the relevant Option Agreement upon the Optionee's death.

     (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Option Committee.

     (c) The Option Committee may determine whether any Option shall be exercisable in installments only; if the Option Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

     (d) In the event an Optionee's Continuous Status as an Employee or Consultant terminates for any reason, any Option held by the Optionee on the date of termination may be exercised within 90 days after the date of termination, but only to the extent that the Option was exercisable according to its terms on the date of termination. After such 90-day period, any unexercised portion of an Option shall expire.

     (e) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the Exercise Price for the Option Shares purchased is at least $2,000.

     (f) No Option may be exercised until the Plan is approved by the shareholders of the Company as provided in Section 17 below.


     8.   Payment for Option  Shares.
          ---------------------------

     If the Exercise Price of the Option Shares purchased by any Optionee at one time exceeds $2,000, the Option Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Option Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.


     9.   Relationship to Employment or Position.
          ---------------------------------------

     Nothing contained in the Plan, or in any Option or Right to Purchase granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Company, as an Employee or as a Consultant or interfere in any way with the right of the Company to terminate the Participant's employment as an Employee or position as a Consultant, at any time.


    10.   Nontransferability  of Option.
          ------------------------------

     Except as otherwise provided by the Option Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.


    11.   Rights as a Stockholder.
          ------------------------

     No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.


    12.   Securities Laws Requirements.
          -----------------------------

     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.


    13.   Disposition of Shares.
          ----------------------

     Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, he will (i) not violate Section 16(b) of the Exchange Act, (ii) furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

    14.   Ten Percent Shareholder Rule.
          -----------------------------

     With respect to ISO's, no Option may be granted to an Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time the Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date of Grant and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant.


    15.   Rights to Purchase.
          -------------------

          15.1  Nature of Right to Purchase.
                ----------------------------
          A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Option Committee, shares of Common Stock subject to such terms, restrictions and conditions as the Option Committee may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

          15.2  Acceptance of Right to Purchase.
                -------------------------------
          An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten days (or such longer or shorter period as the Option Committee may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 15.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Option Committee shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

          15.3  Payment of Purchase Price.
                -------------------------
          Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Option Committee, by (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

          15.4  Rights as a Shareholder.
                -----------------------
          Upon complying with the provisions of Section 15.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Option Committee shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Stock Purchase Agreement.

          15.5  Restrictions.
                ------------
          Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement or by the Option Committee. In the event a Participant's Continuous Service as an Employee or Consultant terminates for any reason, the Stock Purchase Agreement may provide, in the discretion of the Option Committee, that the Company shall have the right, exercisable at the discretion of the Option Committee , to repurchase (a) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (b) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

          15.6  Vesting of Restricted Stock.
                ---------------------------
          The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

          15.7  Dividends.
                ---------
          If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Option Committee, to repayment of such note.

          15.8  Nonassignability of Rights.
                ---------------------------
          No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Option Committee.


    16.   Change in Stock, Adjustments, Etc.
          ----------------------------------

     In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Option Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options and Rights to Purchase as provided in the respective Option Agreements and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.


    17.   Effective Date of Plan; Termination Date of Plan.
          -------------------------------------------------

     Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective April 16, 1999. The Plan shall terminate at midnight on April 15, 2009, except as to Options previously granted and outstanding under the Plan at that time. No Options or Rights to Purchase shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options or Rights to Purchase then outstanding under the Plan.


    18.   Withholding Taxes.
          ------------------

     The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or Right to Purchase including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock to be issued upon the exercise of any Option.

    19.   Change in Control.
          ------------------

     In the event of a Change in Control of the Company, (a) the Option Committee, in its discretion, may, at any time an Option or Right to Purchase is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Rights to Purchase and Restricted Stock and (b) with respect to Options and Rights to Purchase, the Option Committee in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (i) provide for the purchase of each Option or Right to Purchase for an amount of cash or other property that could have been received upon the exercise of the Option or Right to Purchase had the Option been currently exercisable, (ii) adjust the terms of the Options and Rights to Purchase in a manner determined by the Option Committee to reflect the Change in Control, (iii) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided or (iv) make such other provision as the Committee may consider equitable. If the Option Committee does not take any of the foregoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control and the Option Committee shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen days prior to the anticipated effective date of the proposed transaction.

    20.   Amendment.
          ---------

     (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the right of a Participant under an outstanding Option Agreement or Stock Purchase Agreement, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement

     (b) The Committee may amend the terms of any Option or Right to Purchase theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

     (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Options and Rights to Purchase which qualify for beneficial treatment under such rules without shareholder approval.

    21.   Other Provisions.
          -----------------

     (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

     (b) Any expenses of administering the Plan shall be borne by the Company.

     (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

     (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado.


                                 * * * * * * * *

               ==================================================
                     APPENDIX B - 2001 STOCK INCENTIVE PLAN
               ==================================================


                            CAMBRIDGE HOLDINGS, LTD.

                            2001 STOCK INCENTIVE PLAN

     This 2001 Stock Incentive Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Cambridge Holdings, Ltd. and related companies.

     1.   Definitions.
          ------------

     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

          Board:
          ------
          The Board of Directors of Cambridge Holdings, Ltd.

          Change in Control:
          ------------------
          (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

          Code:
          -----
          The Internal Revenue Code of 1986, as amended.

          Common Stock:
          -------------
          The Common Stock of Cambridge Holdings, Ltd.

          Company:
          --------
          Cambridge Holdings, Ltd., a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

          Consultant:
          -----------
          A Consultant is any person, including any advisor, engaged by the Company or any Related Company to render consulting services and may include members of the Board.

          Continuous Status as an Employee or Consultant:
          -----------------------------------------------
          The employment by, or relationship as a Consultant with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted due to personal or other mitigating circumstances.

          Date of Grant:
          --------------
          The date on which an Option is granted under the Plan.

          Employee:
          ---------
          An Employee is an employee of the Company or any Related Company.

          Exercise Price:
          ---------------
          The price per share of Common Stock payable upon exercise of an Option.

          Fair Market Value:
          ------------------
          The Fair Market Value of the Option Shares. Such Fair Market Value shall be determined, in good faith, by the Option Committee after such consultation with outside legal, accounting and other experts as the Option Committee may deem advisable, and the Option Committee shall maintain a written record of its method of determining such value.

          Incentive Stock Options  ("ISOs"):
          ----------------------------------
          "Incentive Stock Options" as that term is defined in Section 422 of the Code.

          Non-Incentive Stock Options ("Non-ISOs"):
          -----------------------------------------
          Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code.

          Offeree:
          --------
          An Employee or Consultant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

          Option:
          -------
          The rights granted to an Employee or Consultant to purchase Common Stock pursuant to the terms and conditions of an Option Agreement.

          Option  Agreement:
          ------------------
          The written agreement (and any amendment or supplement thereto) between the Company and an Employee or Consultant designating the terms and conditions of an Option.

          Option Committee:
          -----------------
          The Plan shall be administered by the Option Committee which shall consist of the Board or a committee of the Board as the Board may from time to time designate composed of not less than two members of the Board who are not employees of the Company or a Related Company.

          Option  Shares:
          ---------------
          The shares of Common Stock underlying an Option granted to an Employee or Consultant.

          Optionee:
          ---------
          An Employee or Consultant who has been granted an Option.

          Participant:
          ------------
          An Employee or Consultant who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

          Purchase  Price:
          ----------------
          The Purchase Price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

          Related  Company:
          -----------------

          Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Option Committee.

          Restricted Stock:
          -----------------
          The shares of Common Stock issued pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

          Right to  Purchase:
          -------------------
          A right to purchase Restricted Stock granted to an Offeree pursuant to
     Section 15 hereof.


     2.   Purpose and Scope.
          ------------------

     (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Employees and Consultants an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

     (b) This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Employees and Consultants selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.


     3.   Administration  of the  Plan.
          -----------------------------

     The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan.

     In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and Offerees, shall determine (i) the number of shares of Common Stock to be subject to each Option and Right to Purchase, (ii) the time at which each Option or Right to Purchase is to be granted, (iii) whether an Option or Right to Purchase shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the Exercise Price for the Option Shares, (v) the Purchase Price of Restricted Stock, (vi) the option period, and
(vii) the manner in which the Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option and Right to Purchase as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option and the form of Stock Purchase Agreement to evidence each Right to Purchase.

     The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

     All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, Consultants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.


     4.   The Common Stock.
          -----------------

     The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options and Rights to Purchase with respect to, a total number, not in excess of 650,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 16 shall be substituted for the 650,000 shares or into which such 650,000 shares shall be adjusted. All or any unsold shares subject to an Option or Right to Purchase that for any reason expires or otherwise terminates may again be made subject to Options or Rights to Purchase under the Plan. No person may be granted Options or Rights to Purchase under this Plan covering in excess of an aggregate of 250,000 Option Shares and shares of Restricted Stock in any calendar year, subject to adjustments in connection with Section 16.


     5.   Eligibility.
          ------------

     Options which are intended to qualify as ISOs will be granted only to Employees. Employees and Consultants may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Rights to Purchase under the Plan.


     6.   Option Price.
          -------------

     The Exercise Price for the Option Shares shall be established by the Option Committee or shall be determined by a method established by the Option Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant, or the date on which the Optionee is hired or promoted (or similar event), if the Date of Grant occurs not more than 90 days after the date of such hiring, promotion or other event.


     7.   Duration and Exercise of Options.
          ---------------------------------

     (a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length. Except as otherwise provided herein or as determined by the Option Committee, no Option shall be exercised for the period of six months following the Date of Grant; provided, however, that this limitation shall not apply to the exercise of an Option pursuant to the terms of the relevant Option Agreement upon the Optionee's death.

     (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Option Committee.

     (c) The Option Committee may determine whether any Option shall be exercisable in installments only; if the Option Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

     (d) In the event an Optionee's Continuous Status as an Employee or Consultant terminates for any reason, any Option held by the Optionee on the date of termination may be exercised within 90 days after the date of termination, but only to the extent that the Option was exercisable according to its terms on the date of termination. After such 90-day period, any unexercised portion of an Option shall expire.

     (e) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the Exercise Price for the Option Shares purchased is at least $5,000.

     (f) No Option may be exercised until the Plan is approved by the shareholders of the Company as provided in Section 17 below.


     8.   Payment for Option Shares.
          --------------------------

     If the Exercise Price of the Option Shares purchased by any Optionee at one time exceeds $5,000, the Option Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Option Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     9.   Relationship to Employment or Position.
          ---------------------------------------

     Nothing contained in the Plan, or in any Option or Right to Purchase granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Company, as an Employee or as a Consultant or interfere in any way with the right of the Company to terminate the Participant's employment as an Employee or position as a Consultant, at any time.


    10.   Nontransferability of Option.
          -----------------------------

     Except as otherwise provided by the Option Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.


    11.   Rights as a Stockholder.
          ------------------------

     No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

    12.   Securities Laws Requirements.
          -----------------------------

     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.


     13.  Disposition of Shares.
          ----------------------

     Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; and (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws.


     14.  Ten Percent Shareholder Rule.
          -----------------------------

     With respect to ISO's, no Option may be granted to an Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time the Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date of Grant and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant.


     15.  Rights to Purchase
          ------------------

          15.1  Nature of Right to  Purchase.
                -----------------------------
          A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Option Committee, shares of Common Stock subject to such terms, restrictions and conditions as the Option Committee may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

          15.2  Acceptance of Right to Purchase.
                --------------------------------
          An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten days (or such longer or shorter period as the Option Committee may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 15.3 hereof and by executing and delivering to the

     Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Option Committee shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

          15.3  Payment of Purchase  Price.
                ---------------------------
          Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Option Committee, by (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

          15.4  Rights as a  Shareholder.
                -------------------------
          Upon complying with the provisions of Section 15.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Option Committee shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Stock Purchase Agreement.

          15.5  Restrictions.
                -------------
          Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement or by the Option Committee. In the event a Participant's Continuous Service as an Employee or Consultant terminates for any reason, the Stock Purchase Agreement may provide, in the discretion of the Option Committee, that the Company shall have the right, exercisable at the discretion of the Option Committee, to repurchase any shares of Restricted Stock, on such terms as may be provided in the Stock Purchase Agreement.

          15.6  Vesting  of  Restricted  Stock.
                -------------------------------
          The Stock Purchase Agreement may provide, in the discretion of the Option Committee, standards for vesting of the Restricted Stock, including dates, performance goals, or other conditions.

          15.7  Dividends.
                ----------
          If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Option Committee, to repayment of such note.

          15.8  Non-Assignability of Rights.
                ----------------------------
          No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Option Committee.


    16.   Change in Stock, Adjustments, Etc.
          ----------------------------------

     In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Option Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options and Rights to Purchase as provided in the respective Option Agreements and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

    17.   Effective Date of Plan; Termination Date of Plan.
          -------------------------------------------------

     Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective October 5, 2001. The Plan shall terminate at midnight on October 4, 2011, except as to Options previously granted and outstanding under the Plan at that time. No Options or Rights to Purchase shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options or Rights to Purchase then outstanding under the Plan.


    18.   Withholding Taxes.
          ------------------

     The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or Right to Purchase including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock to be issued upon the exercise of any Option.


    19.   Change in Control.
          ------------------

     In the event of a Change in Control of the Company, (a) the Option Committee, in its discretion, may, at any time an Option or Right to Purchase is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Rights to Purchase and Restricted Stock and (b) with respect to Options and Rights to Purchase, the Option Committee in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (i) provide for the purchase of each Option or Right to Purchase for an amount of cash or other property that could have been received upon the exercise of the Option or Right to Purchase had the Option been currently exercisable, (ii) adjust the terms of the Options and Rights to Purchase in a manner determined by the Option Committee to reflect the Change in Control, (iii) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided or (iv) make such other provision as the Committee may consider equitable. If the Option Committee does not take any of the foregoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control and the Option Committee shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen days prior to the anticipated effective date of the proposed transaction.


    20.   Amendment.
          ----------

     (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the right of a Participant under an outstanding Option Agreement or Stock Purchase Agreement. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

     (b) The Committee may amend the terms of any Option or Right to Purchase theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent.

     (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Options and Rights to Purchase which qualify for beneficial treatment under such rules without shareholder approval.


    21.   Other Provisions.
          -----------------

     (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

     (b) Any expenses of administering the Plan shall be borne by the Company.

     (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

     (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado.

                                 * * * * * * * *